UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-23084

Series Portfolios Trust
(Exact name of registrant as specified in charter)

615 East Michigan Street
Milwaukee, WI 53202
(Address of principal executive offices) (Zip code)

Ryan Roell, President
Series Portfolios Trust
c/o U.S. Bancorp Fund Services, LLC
777 East Wisconsin Ave, 5th Fl
Milwaukee, WI  53202
(Name and address of agent for service)

(414) 765-6839
Registrant's telephone number, including area code

Date of fiscal year end: December 31, 2021

Date of reporting period:  June 30, 2021

Item 1. Report to Stockholders.

(a)

Kayne Anderson
Renewable Infrastructure Fund

Semi-Annual Report
June 30, 2021

(This Page Intentionally Left Blank.)

KAYNE ANDERSON RENEWABLE INFRASTRUCTURE FUND

August 23, 2021

Dear Shareholder,

The Kayne Anderson Renewable Infrastructure Fund (the “Fund”) Institutional class, traded under the symbol KARIX, returned -6.32% in the first six months of 2021, with a total return of 20.42% since its inception on July 23, 2020.

Market Review

Global equity markets extended year-to-date gains in 2021, with U.S. markets reaching new highs. The S&P 500 Index generated a total return of 15.25% during the first six months of the year, with strong returns seen particularly in large-cap technology companies, oil & gas, real estate, and healthcare sectors. The Fund’s primary benchmark, the S&P Global Broad Market Index (USD Hedged) Net TR, returned 13.68% over the same period, reflecting strength in global markets beyond the United States.  So far in 2021, positive performance for broader infrastructure indices was driven primarily by “economically sensitive” sub-sectors, like pipelines, airports, and toll roads which benefit more from a recovery.

The rapid rise in key global sovereign yields that we saw early in the year slowed and then partially reversed in the second quarter. In the U.S., more hawkish Fed commentary and the cooling of certain inflation indicators contributed to longer-term Treasury yields declining during recent months. The U.S. 10-year Treasury yield, which ended 2020 below 1.00%, was 1.45% at the end of June versus its peak of 1.74% in late March.

Infrastructure and utility indices generally underperformed the broader equity markets during the first six months of 2021. Utilities were the worst performing S&P 500 sub-sector during the second quarter of 2021. Investors continued favoring “recovery/reflation” sectors, such as oil & gas, and the decline in interest rates and cooling of certain inflation trades during the second quarter seemed to benefit sectors like technology and REITs far more than utilities, power, and renewables.

Macro Discussion & Portfolio Positioning

The Fund has underperformed broader markets this year, and we remain in negative territory on a calendar year basis as of the date of this letter. This performance is primarily a function of the less favorable macro backdrop for our strategy this year, where defensive or growth-oriented sectors that outperformed in 2020 are not popular, and a “hangover” effect from the very strong gains across the renewable infrastructure sector late in 2020 after the Presidential election. We believe it is useful to measure performance over a longer period of time. For some perspective, even with recent underperformance, the Fund’s institutional class has returned 20.42% since its inception on July 23, 2020.

While we would love to outperform the market over every calendar quarter, that is not a realistic expectation for the strategy, nor is it consistent with how the Fund is managed. Instead, our goal for the Fund is to maximize investors’ returns over the long-term as the energy transition and the massive global growth of renewable power accelerates. The companies we own in the portfolio are having a profound, transformative impact on the growth of renewable energy and the de-carbonization of the energy sector. The demand for the expertise and capabilities these companies have developed in wind, solar, battery storage, and grid modernization is higher than ever, with record levels of infrastructure capital deployment expected in 2021. This provides significant visibility to the consistency and growth of earnings, cash flows, and dividends for our renewable infrastructure holdings and underpins our long-term return expectations for the strategy, which have not changed.

KAYNE ANDERSON RENEWABLE INFRASTRUCTURE FUND

While the Fund could continue to experience a period of macro headwinds if the “reflation/recovery” narrative continues to dominate, we would also expect to provide a level of defensive protection against the opposite scenario – where global recovery expectations falter, as a result of the resurgence of COVID, premature tightening of monetary policy, or any number of unforeseen factors. While defensiveness against negative macro events or economic weakness has not been in vogue lately, it remains an expected tendency of our portfolio and strategy.

Earlier in the year, we made some meaningful changes to the portfolio to lock in some strong returns on positions that performed well in 2020 and also to better position the portfolio for an economic backdrop of recovering activity, price inflation, and potentially higher long-term interest rates. These changes included boosting exposure to positions with deeper valuation discounts, more commodity price exposure (usually to power prices), shorter duration cash flows, and company-specific catalysts that can bring about targeted returns regardless of the prevailing market environment. Some positive effects of this portfolio repositioning were felt quickly in the second quarter, with holdings like Covanta (“CVA”), China Longyuan (“916 HK”), TransAlta (“TA”), and Enviva (“EVA”) among our top contributors for the quarter.

Accelerating Growth, Extending Visibility, and Other Notable Portfolio Announcements

Given the equity price weakness observed across renewables infrastructure so far this year, it would be easy to lose sight of the fact that the actual fundamental developments in the portfolio in 2021 have been very favorable. Most notably, our portfolio companies ended 2020 on a strong note, reporting full-year results that mostly reflected modest COVID-19 disruptions and excellent growth execution in a very challenging year. The renewable power industry installed a record amount of new wind and solar capacity in 2020 despite the pandemic, and our portfolio holdings were significant contributors to that impressive achievement.

So far in 2021, the guidance provided by our major portfolio holdings has been very encouraging. In recent months, we observed broadly across our portfolio that companies were (1) accelerating renewables deployment activity and (2) extending growth visibility, often into mid-decade, based on projects in their backlogs or pipelines. Some examples of growth acceleration and other notable announcements from key holdings:

•
EDP (“EDP”): Announced in the first quarter a significant acceleration in the pace of annual wind and solar growth from 2.0 gigawatts (GW) per year to 4.0 GW – putting them on par with other renewable “majors” and on pace to double the size of their wind and solar portfolio by 2025. 45% of that capacity growth is already classified as secured.

•
Acciona (“ANA”): Announced plans to IPO their renewables business as a new pure-play entity and create balance sheet capacity to accelerate growth in renewables deployment to 2.0 GW per year from 1.0 GW per year previously.  The IPO of the renewables business (Acciona Energia, “ANE”) was completed at the end of the second quarter and began trading on July 1st. While Acciona’s business was already approximately 80% comprised of renewables activities, the family-owned and controlled company is also involved in infrastructure concessions, engineering, real estate, and asset management – which deterred some clean energy investors and precluded their membership in major clean energy indices and ETFs. While this dynamic created the valuation opportunity that originally attracted our investment, we like this move for the company, and the Fund participated in the IPO of the new entity.

•
AES (“AES”): Announced in the first quarter an acceleration in renewables deployment from 2-3 GW per year to 3-4 GW per year, solidifying their position as one of the largest renewable players in the Americas. Guided 7-9% EPS growth through 2025 on the back of strong visibility into their growth pipeline.

KAYNE ANDERSON RENEWABLE INFRASTRUCTURE FUND

•
Enel (“ENEL”): Disclosed in the first quarter a significant update to their early stage project pipeline, which now totals over 200 GW (just shy of the total amount of wind and solar operating across the United States today). 54% of planned capacity growth over the next three years is already secured.

•
Ørsted (“ORSTED”): Was awarded 1,500 MW of offshore capacity at the end of June by the state of New Jersey for the construction of their massive Ocean Wind 2 offshore project. If constructed as planned later in the decade, the project would provide sufficient electricity for 500,000 households on the NJ grid. Combined with another project awarded to a consortium of Royal Dutch Shell and EDF, this was the largest offshore wind award in U.S. history and a critical step towards New Jersey’s ambition of producing 50% of its electricity from renewables by 2035.

•
Northland Power (“NPI”): Announced in the second quarter the acquisition of a 540 megawatt (MW) onshore Spanish renewable portfolio for an Enterprise value of €1.1 billion. While only modestly accretive to Northland’s near-term value in our estimation, the transaction establishes a development presence in Spain’s dynamic onshore renewables market, which can produce a steady stream of development opportunities – a helpful complement to Northland’s offshore wind business, which is characterized by longer-lead times and lumpier large-scale capital needs.

•
NextEra Energy (“NEE”): Was named one of Time Magazine’s 100 most influential companies, with the magazine declaring them “the world’s largest generator of wind and solar power” (true). CEO James Robo stated, “we expect the disruptive nature of renewables to be terrific for customers, terrific for the environment, and terrific for shareholders.” The Fund has owned NextEra since its inception.

These announcements, and others like them across the portfolio, reflect exactly what we are looking for in attractive long-term renewable infrastructure investments. These companies have spent years developing the expertise, project pipeline, and balance sheet to execute on growth and are now extremely well-positioned to capitalize on the massive global demand for new wind, solar, battery, hydro, and grid and mobility investments required to transition rapidly towards de-carbonization objectives.

Growth of the Renewable Infrastructure Investment Universe & IPO Opportunities

When Kayne Anderson launched its dedicated renewable infrastructure strategy in 2017, investing in renewable energy primarily through hard asset infrastructure companies was not a common strategy in listed markets. At that time, the vast majority of clean energy funds investing in public markets were focused on the “upstream” of the industry – primarily the manufacturing of clean energy equipment (solar panels, wind turbines, batteries), technology R&D, and environmental services. However, despite the steady growth of renewables over the last two decades, these upstream companies were frequently poor investments, with dozens falling victim to technology obsolescence, margin compression, a shift in manufacturing base to China, and changes in government policy and subsidies.

Since Kayne Anderson began investing in the renewable power sector in 2013, we have always believed that infrastructure players that develop, own, and operate hard assets (like wind, solar, hydro, grids, etc.) provided a much better risk/reward proposition, and a nice combination of income and visible growth while benefiting from ongoing technology innovation, rather than becoming a victim of it. However, 5-10 years ago, it was difficult to invest in renewable infrastructure assets in public markets as a dedicated strategy. Most renewable assets were either owned by private companies or were buried as small business units within traditional utilities, energy companies, or state-owned enterprises. Renewable infrastructure was simply not an established “sector” or asset class in public markets at the time.

KAYNE ANDERSON RENEWABLE INFRASTRUCTURE FUND

But things have been changing rapidly over the last several years. As technologies like wind and solar raced rapidly down the cost curve, we reached a critical tipping point where they became more cost-effective than traditional fossil fuel power generation without subsidies and could actually save customers money. At the same time, a growing list of sovereign nations and Fortune 500 companies recognized the urgent need to re-shape global energy systems to dramatically reduce CO2 emissions and arrest the progress of climate change. This led to an explosion of demand for renewables and related investments to change the way we produce and consume energy.

This, in turn, has led to a significant expansion in the number of publicly traded companies whose primary business is to develop, own and operate renewable energy assets and who are driving the growth of renewables with their capital investments. In some cases, these companies are “reformed” utilities or independent power producers who have shed fossil fuel power assets and pivoted to a new business model focused on renewables. In other cases, new companies have come to the public markets via initial public offerings (IPOs). These have included anything from small renewable power developers going public to raise money for growth to large state-owned renewable generators and green utilities being listed to raise money for their government owners and improve their operating efficiency.

Already this year, we have seen significant growth in our strategy’s investment universe through IPOs, despite generally choppy market conditions in the renewable energy sector (which resulted in a few IPOs being delayed or suspended). By our count, 11 renewable infrastructure companies have completed IPOs this year, with 6 in the first quarter and 5 in the second quarter. Further, we expect more IPOs later this year as we have been active participants in pre-sounding meetings with company management teams trying to go public to provide feedback on transactions and pricing.

Not all IPOs involve great companies, and not all deals come at compelling valuation levels. But with the weakness across the sector experienced in the first half of 2021, valuation expectations have generally become more reasonable, which works in our favor. And in the right circumstances, IPOs can represent attractive opportunities to initiate a long-term investment in a company we really like.

Portfolio Review

The top contributor to performance year to date was China Longyuan Power Group (“916”), which generated a 74% total return for the first six months of 2021. Longyuan is the largest wind power generator in China and one of the largest in the world by capacity – rivaling majors like Iberdrola and NextEra on that metric. But on average, their wind farms generate less electricity (lower capacity factors), and the cash flows from those assets are less valued by investors given the riskier regulatory backdrop in the Chinese market, which includes severely delayed subsidy payments from the national government. In recent years, the institutional interest in Chinese wind power companies on the Hong Kong exchange (where Longyuan is listed) has been anemic. This contrasts dramatically with the interest in renewable power companies on the domestic Chinese A-share market, where a larger pool of Chinese retail investors is willing to pay much higher prices for leading renewable companies. During the quarter, Longyuan announced a transaction whereby they would achieve a back-door listing on the A-share exchange, leading to a re-rating of the stock. Ultimately, the positive impact of this development on the portfolio was limited by our relatively small position size given the higher risk profile of investing in Chinese renewables. In the second quarter, the Chinese renewables sector received a further boost from the strong performance of the IPO of China Three Gorges Renewables, a large state-owned renewable power producer which made its debut on the Shanghai stock exchange. The Chinese renewables sector has also been bolstered this year by China’s recent commitment to

KAYNE ANDERSON RENEWABLE INFRASTRUCTURE FUND

target net-zero CO2 emissions by 2060 and “peak” CO2 emissions by 2030 – all of which will require massive investments in new renewables capacity.

Another top contributor to performance in 2021 was Covanta (“CVA”), which generated a 36% total return for the first six months of the year. Covanta was a position we initiated in size during the second quarter, and it had an immediate impact. Covanta is the U.S. leader in waste-to-energy, a niche within the renewable power sector that tends to be more common in Europe and elsewhere than in the United States, where landfills still dominate waste disposal (emitting significant quantities of methane, a potent greenhouse gas). Covanta had struggled for years with excessive leverage and falling power prices, which culminated in a dividend cut last year, a change in CEO, and an initiation of a strategic review by its Board. We came to feel that the business had finally turned a corner, and their meaningful commodity price exposure and inexpensive valuation were becoming a virtue in the “reflation/recovery” backdrop. In June, it was rumored that CVA might be exploring a sale, resulting in a significant gain in the shares. Subsequent to quarter-end, a transaction has been announced whereby EQT Infrastructure has agreed to acquire Covanta in an all-cash deal for $20.25 per share, a 37% premium to the unaffected share price prior to the news leak.

Enviva Partners (“EVA”), a long-time Fund holding in the biomass sector, has also been a top holding this year, generating a 19% total return in the first six months of the year. In June, Enviva’s parent company (which assumes the risk of early-stage asset development) announced the sale of a new biomass production plant and related deep-water marine export terminal in Mississippi to Enviva Partners for a total investment of $345 million. In conjunction with the acquisition of the facility, EVA increased its 2021 guidance and initiated favorable 2022 guidance. As partial funding for the transaction, Enviva issued new equity in a transaction that was anchored by Kayne Anderson and a handful of other institutional shareholders. The transaction was well-received by the market contributing to further outperformance.

Our largest negative contributor during the first six months of the year was Neoen SA (“NEOEN”), a “pure-play,” high-growth European-listed renewable developer that was among our strongest performing investments in 2020. Shares fell significantly the first six months of the year, with NEOEN returning -34%. The company suffered from a combination of overheating valuations in late 2020/early 2021, exacerbated by a significant negative technical overhang caused by the changes made to the S&P Clean Energy Index in the first quarter. In response to heavy investor flows into renewable energy equities and ETFs, S&P decided to significantly expand the number of holdings in the index. This had the effect of reducing the weighting of many smaller incumbent holdings in the index, resulting in a technical “sell” overhang on those companies as passive and active strategies tracking the index adjusted to the rebalance. This appeared to weigh heavily on the broad clean energy sector (including certain Fund holdings) during the first quarter.  As we entered 2021, we had some concerns about the valuations observed in some European pure plays like NEOEN, and we reduced exposure to several such positions, including NEOEN, during the first quarter. However, we were still impacted by the material selloff in NEOEN and other names like it.

Another negative contributor so far this year was Albioma  (“ABIO”), which had a total return of -25%. Albioma is a small French renewable power company that specializes in electricity generation from biomass and solar in Overseas France (Guadeloupe, French Guiana, Martinique, Reunion, Mayotte, etc.). We ascribe most of Albioma’s recent weakness to the poor overall performance of the European renewables sector. However, Albioma was also hit by legislation in France that would cut government tariffs awarded to older solar projects built

KAYNE ANDERSON RENEWABLE INFRASTRUCTURE FUND

between 2006-2010, of which Albioma has several in operation. It is still being determined exactly how these tariff cuts would impact solar assets operating in Overseas France, but we expect the impact to Albioma to be modest even under the worst contemplated scenarios. The incident is a reminder that older-vintage, high-priced renewables contracts can occasionally find themselves in the crosshairs of lawmakers that want to free up some budget headroom. While the rapid decline in the cost of renewables can make older subsidized renewables contracts seem increasingly “expensive,” those tariffs compensated developers for the costs and risks that existed in the industry at the time. With France seeking to reduce its reliance on nuclear energy from 70% to 50% by 2035 and significantly increase the portion of renewables in the energy mix, this recent legislation would seem to move in the wrong direction.

Conclusion

The pace of activity continues to ramp up in the renewable infrastructure sector, with our portfolio companies delivering on record levels of growth investment and project pipeline origination and a series of new infrastructure companies coming to the public markets via IPOs, spin-outs, and strategic re-alignment.

We are excited about the growth we are seeing in the sector and the strong execution from our portfolio holdings so far this year, even if this hasn’t recently been awarded in significant share price appreciation. We look forward to updating you on the portfolio and performance in the second half of the year.

With best regards,

Justin Campeau	J.C. Frey	Jody Meraz
Portfolio Manager	Portfolio Manager	Portfolio Manager

KAYNE ANDERSON RENEWABLE INFRASTRUCTURE FUND

This report has been prepared for shareholders and may be distributed to others only if preceded or accompanied by a current prospectus.

Past performance is not a guarantee of future results.

The information contained herein has been prepared by Kayne Anderson Capital Advisors, L.P. and reflects our views and opinions as of the date herein, which are subject to change at any time based on market and other conditions. We disclaim any responsibility to update these views. These views should not be relied on as investment advice or an indication of trading intent on behalf of the Fund. Any statements or facts derived from third-party sources are believed to be reliable but are not guaranteed as to their accuracy or completeness.

Mutual fund investing involves risk. Principal loss is possible. An investment in the Fund could suffer loss. The Fund is non-diversified, meaning it may concentrate its assets in fewer individual holdings than a diversified fund. Therefore, the Fund is more exposed to individual stock volatility than a diversified fund. Diversification does not assure a profit or protect against loss in a declining market. Because the Fund invests in Renewable Infrastructure Companies, the value of the Fund shares may be affected by events that adversely affect companies in that industry. The Fund has investments in non-U.S. issuers or U.S. issuers with significant non-U.S. operations, which may be subject to additional political, social, regulatory, and economic risks. As a result, the Fund may be exposed to risks that the exchange rate of the U.S. dollar relative to other currencies may change in a manner that could have an adverse effect on the gain and loss generated from the Fund’s investments denominated in currencies other than the U.S. dollar. Market risk is the potential for changes in the fair value of financial instruments from market changes, including fluctuations in market price. Market risk is directly affected by the volatility and liquidity in markets in which the related underlying assets are traded.

Return on equity capital measures a company’s profitability relative to the company’s stockholders’ equity. Cash flow measures the cash generating capability of a company, usually calculated by measuring a company’s cash from operations and subtracting capitalized investments and other uses of corporate cash. Cash flow yield measures a company’s cash flow relative to the company’s stockholders’ equity. Duration is the weighted-average time to maturity of the cash flows generated by a company. The S&P Global BMI (Broad Market Index) (USD Hedged) is designed to capture the global, investable opportunity set. Spanning 50 developed and emerging market countries and more than 11,000 companies, it tracks over 99% of each constituent country’s available market capitalization. Over 200,000 subindices are broken down by country, region, size, GICS® sector, and style, helping investors act on views broad and narrow. The index is hedged against the fluctuations of the constituent currencies versus the U.S. dollar. The S&P Global Infrastructure Index (USD Hedged) is designed to track 75 companies from around the world chosen to represent the listed infrastructure industry while maintaining liquidity and tradability. To create diversified exposure, the index includes three distinct infrastructure clusters: energy, transportation, and utilities. The index is hedged against the fluctuations of the constituent currencies versus the U.S. dollar. It is not possible to invest directly in an index.

This communication is provided for informational purposes only. This communication shall not constitute an offer to sell or a solicitation to buy, nor shall there be any sale of any securities in any jurisdiction in which such offer or sale is not permitted. Nothing contained in this communication is intended to recommend any investment policy or investment strategy or take into account any investor’s specific objectives or circumstances. Any tax or legal information provided merely summarizes our understanding and interpretation of some of the current income tax regulations and is not exhaustive. Investors must consult their tax advisor or legal counsel for advice and information concerning their particular situation. Neither the Fund nor any of its representatives may give legal or tax advice.

Distributed by Quasar Distributors, LLC.
Member FINRA/SIPC.
NOT FDIC INSURED | NO BANK GUARANTEE | MAY LOSE VALUE

KAYNE ANDERSON RENEWABLE INFRASTRUCTURE FUND

Expense Example (Unaudited)
June 30, 2021

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees and other Fund specific expenses. The expense example is intended to help the shareholder understand ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the most recent six-month period.

The Actual Expenses comparison provides information about actual account values and actual expenses. A shareholder may use the information in this line, together with the amount invested, to estimate the expenses paid over the period. A shareholder may divide his/her account value by $1,000 (e.g., an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses paid on his/her account during this period.

The Hypothetical Example for Comparison Purposes provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses paid for the period. A shareholder may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, a shareholder would compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

The expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemptions fees or exchange fees. Therefore, the Hypothetical Example for Comparisons Purposes is useful in comparing ongoing costs only and will not help to determine the relevant total costs of owning different funds. In addition, if these transactional costs were included, shareholder costs would have been higher.

				Expenses Paid
	Annualized Net	Beginning	Ending	During Period(1)
	Expense Ratio	Account Value	Account Value	(1/1/2021 to
	(6/30/2021)	(1/1/2021)	(6/30/2021)	6/30/2021)
Class I
Actual(2)	1.30%	$1,000.00	$ 936.80	$6.24
Hypothetical (5% annual return
before expenses)	1.30%	$1,000.00	$1,018.35	$6.51

Retail Class
Actual(2)	1.55%	$1,000.00	$ 935.60	$7.44
Hypothetical (5% annual return
before expenses)	1.55%	$1,000.00	$1,017.11	$7.75

(1)	Expenses are equal to the Fund’s annualized expense ratio for the period multiplied by the average account value over the period, multiplied by 181/365 to reflect its initial period.
(2)	Based on the actual returns for the initial periods through June 30, 2021 of -6.32% and -6.44% for Class I and Retail Class, respectively.

KAYNE ANDERSON RENEWABLE INFRASTRUCTURE FUND

Allocation of Portfolio(1) (Unaudited)
As of June 30, 2021
(% of Net Assets)

Top Ten Equity Holdings(1) (Unaudited)
As of June 30, 2021
(% of Net Assets)

Enviva Partners LP	4.77%
TransAlta Corporation	4.44%
Brookfield Renewable(2)	4.37%
The AES Corporation(3)	4.07%
Atlantica Sustainable Infrastructure plc	3.99%
NextEra Energy Partners LP	3.83%
Northland Power, Inc.	3.66%
Covanta Holding Corporation	3.62%
EDP – Energias de Portugal SA	3.40%
Enel SpA	3.40%

(1)	Data expressed as a percentage of net assets as of June 30, 2021. Please refer to the Schedule of Investments for more details on the Fund’s individual holdings.
(2)	Includes ownership of Brookfield Renewable Corporation (1.57%) of Net Assets and Brookfield Renewable Partners LP (2.80)% of Net Assets).
(3)	Includes ownership of the Common Stock (3.15%) and Preferred Convertible Stock (0.92%).

KAYNE ANDERSON RENEWABLE INFRASTRUCTURE FUND

Schedule of Investments (Unaudited)
June 30, 2021

	Shares	Value
LONG-TERM INVESTMENTS – 93.38%

COMMON STOCKS – 89.55%

Green Utilities – 27.34%
AB Ignitis Grupe (a)	40,000	$976,565
Avangrid, Inc.	42,800	2,201,204
EDP – Energias de Portugal SA (a)	452,156	2,399,326
Enel Chile SA – ADR (a)	497,800	1,468,510
Enel SpA (a)	258,181	2,399,238
Eversource Energy	22,300	1,789,352
EVN AG (a)	67,434	1,589,174
Iberdrola SA (a)	152,540	1,860,169
NextEra Energy, Inc.	36,840	2,699,635
SSE plc (a)	90,600	1,881,649
		19,264,822
Renewable Power Companies – 26.89%
Acciona SA (a)	10,600	1,600,895
The AES Corporation	85,200	2,221,164
Brookfield Renewable Corporation, Class A (a)	26,300	1,103,022
Brookfield Renewable Partners LP (a)	51,244	1,976,481
China Longyuan Power Group Corporation Ltd. (a)	1,124,400	1,935,892
EDP Renovaveis SA (a)	49,437	1,145,431
ERG SpA (a)	44,100	1,307,990
Northland Power, Inc. (a)	75,633	2,580,284
Orsted A/S (a)	10,281	1,443,055
Orsted A/S – ADR (a)	10,600	506,150
TransAlta Corporation (a)	314,300	3,131,337
		18,951,701
Renewable Energy Developers – 11.65%
Aker Horizons AS (a)(b)	163,500	541,958
Corporacion Acciona Energias Renovables SA (a)(b)(c)	25,500	808,223
Falck Renewables SpA (a)	171,176	1,129,395
Focus Energia Holding Participacoes SA (a)	171,000	572,086
Neoen SA (a)(b)(c)	27,352	1,229,806
Scatec ASA (a)	43,648	1,156,826
Sunrun, Inc. (b)	19,500	1,087,710
Terna Energy SA (a)	119,574	1,687,133
		8,213,137

The accompanying notes are an integral part of these financial statements.

KAYNE ANDERSON RENEWABLE INFRASTRUCTURE FUND

Schedule of Investments (Unaudited) – Continued
June 30, 2021

	Shares	Value
Biomass Infrastructure – 11.42%
Albioma SA (a)	34,940	$1,430,343
Anaergia, Inc. (a)(b)	62,300	700,096
Covanta Holding Corporation	144,900	2,551,689
Enviva Partners LP	64,200	3,364,722
		8,046,850
Wind & Solar Yield Companies – 10.18%
Atlantica Sustainable Infrastructure plc (a)	75,473	2,809,105
Clearway Energy, Inc., Class C	50,176	1,328,660
NextEra Energy Partners LP	21,078	1,609,516
Xinyi Energy Holdings Ltd. (a)	2,396,200	1,428,712
		7,175,993
Other – 2.07%
RMG Acquisition Corporation II, Class A (b)	147,000	1,462,650
Total Common Stocks
(Cost $58,822,706)		63,115,153

CONVERTIBLE PREFERRED STOCKS – 3.83%
Green Utilities – 2.92%
Algonquin Power & Utilities Corporation (a)	41,300	2,050,871
7.750%, 6/15/2024
Renewable Power Companies – 0.91%
The AES Corporation	6,000	645,420
6.875%, 2/15/2024
Total Convertible Preferred Stocks
(Cost $2,674,480)		2,696,291
Total Long-Term Investments
(Cost $61,497,186)		65,811,444

The accompanying notes are an integral part of these financial statements.

KAYNE ANDERSON RENEWABLE INFRASTRUCTURE FUND

Schedule of Investments (Unaudited) – Continued
June 30, 2021

	Shares	Value
SHORT-TERM INVESTMENTS – 7.49%
Money Market Fund
First American Treasury Obligations Fund, Class X, 0.01% (d)	5,278,193	$5,278,193
Total Short-Term Investments
(Cost $5,278,193)		5,278,193
Total Investments
(Cost $66,775,379) – 100.87%		71,089,637
Other Liabilities In Excess Of Assets – (0.87)%		(614,758)
Total Net Assets – 100.00%		$70,474,879

(a)	Foreign security.
(b)	Non-income producing security.
(c)	Security is not currently paying cash distributions but is expected to pay cash distributions within the next 12 months.
(d)	The rate quoted is the annualized seven-day effective yield as of June 30, 2021.

At June 30, 2021, the Fund’s geographic allocation was follows:

Geographic Location	% of Long-Term Investments
Europe/U.K.	42.40%
United States	31.85%
Canada	17.54%
Australia, Brazil, Japan & Other	8.21%

The accompanying notes are an integral part of these financial statements.

KAYNE ANDERSON RENEWABLE INFRASTRUCTURE FUND

Schedule of Open Forward Currency Contracts*
June 30, 2021

							Unrealized
Settlement	Currency to be		Value	Currency to be		Value	Appreciation
Date	Delivered		(USD)	Received		(USD)	(Depreciation)**
12/30/21	6,682,085	CAD	$5,391,109	5,409,719	USD	$5,409,719	$18,610
12/31/21	8,642,021	DKK	1,383,295	1,391,160	USD	1,391,160	7,865
12/31/21	15,133,804	EUR	18,020,555	18,083,382	USD	18,083,383	62,828
12/31/21	1,396,264	GBP	1,932,706	1,936,059	USD	1,936,059	3,353
12/31/21	20,055,137	HKD	2,583,839	2,581,641	USD	2,581,641	(2,198)
12/31/21	15,696,284	NOK	1,822,438	1,834,535	USD	1,834,535	12,097
			$31,133,942			$31,236,497	$102,555

CAD – Canadian Dollar
DKK – Danish Krone
EUR – Euro
GBP- British Pound Sterling
HKD – Hong Kong Dollar
NOK – Norwegian Krone
USD – U.S. Dollar

*	Bannockburn Global Forex, LLC is the counterparty for all open forward currency contracts held by the Fund as of June 30, 2021.
**	Unrealized appreciation is a receivable and unrealized depreciation is a payable.

The accompanying notes are an integral part of these financial statements.

KAYNE ANDERSON RENEWABLE INFRASTRUCTURE FUND

Statement of Assets and Liabilities (Unaudited)
June 30, 2021

ASSETS:
Investments, at value (Cost $66,775,379)	$71,089,637
Cash	1,703
Receivable for forward currency contracts, net	102,555
Receivable for fund shares sold	820,359
Dividends, interest and return of capital receivable	97,461
Prepaid expenses and other receivables	40,763
Total assets	72,152,478

LIABILITIES:
Payable for investments purchased	1,433,617
Dividend distribution payable	86,361
Payable for fund shares redeemed	78,007
Payable to Adviser	27,624
Payable for fund administration and fund accounting fees	16,455
Payable for transfer agent fees and expenses	10,645
Payable for custodian fees	3,790
Payable for compliance fees	2,438
Distribution fees payable	371
Accrued expenses and other liabilities	18,291
Total liabilities	1,677,599
NET ASSETS	$70,474,879

NET ASSETS CONSISTS OF:
Paid-in capital	$59,785,808
Total distributable earnings	10,689,071
Total net assets	$70,474,879

	Class I	Retail Class
	Shares	Shares
Net assets	$69,635,487	$839,392
Shares issued and outstanding(1)	5,838,406	70,398
Net asset value, offering, and redemption price per share	$11.93	$11.92

(1)	Unlimited shares authorized without par value.

The accompanying notes are an integral part of these financial statements.

KAYNE ANDERSON RENEWABLE INFRASTRUCTURE FUND

Statement of Operations (Unaudited)
For the Six Months Ended June 30, 2021

INVESTMENT INCOME:
Dividend income on long positions (net of foreign withholding taxes of $82,035)	$551,732
Interest income	579
Total investment income	552,311

EXPENSES:
Investment advisory fees (See Note 3)	281,980
Fund administration and fund accounting fees (See Note 3)	59,738
Transfer agent fees (See Note 3)	40,619
Federal and state registration fees	29,734
Custodian fees (See Note 3)	13,182
Legal fees	11,425
Audit fees	10,579
Compliance fees (See Note 3)	7,438
Trustees’ fees (See Note 3)	6,465
Reports to shareholders	2,248
Distribution fees – Retail Class (See Note 5)	498
Other	4,565
Total expense before reimbursement	468,471
Less: Expense reimbursement by Adviser (see Note 3)	(101,398)
Net expenses	367,073
NET INVESTMENT INCOME	185,238

REALIZED AND CHANGE IN UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Realized gain (loss) on:
Investments	1,045,182
Forward currency contracts	279,805
Foreign currency transactions	(28,775)
Net realized gain (loss)	1,296,212
Net change in unrealized appreciation/depreciation on:
Investments	(5,264,218)
Forward currency contracts	146,500
Foreign currency translation	(1,596)
Net change in unrealized appreciation/depreciation	(5,119,314)
Net realized and change in unrealized gain (loss) on investments	(3,823,102)
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(3,637,864)

The accompanying notes are an integral part of these financial statements.

KAYNE ANDERSON RENEWABLE INFRASTRUCTURE FUND

Statements of Changes in Net Assets

	Six Months Ended		For the
	June 30, 2021		Period Ended
	(Unaudited)		December 31, 2020(1)
OPERATIONS:
Net investment income (loss)	$185,238		$(10,968)
Net realized gain (loss) on investments, forward currency
contracts and foreign currency transactions	1,296,212		(777,707)
Change in unrealized appreciation/depreciation on investments,
forward currency contracts and foreign currency translation	(5,119,314)		9,566,089
Net increase (decrease) in net assets resulting from operations	(3,637,864)		8,777,414

DISTRIBUTIONS TO SHAREHOLDERS:
From distributable earnings
Class I	(371,935	)(2)	(102,490)
Retail Class	(2,703	)(2)	(101)
From return of capital
Class I	—		(21,231)
Retail Class	—		(21)
Total distributions to shareholders	(374,638)		(123,843)

CAPITAL SHARE TRANSACTIONS:
Net increase in net assets resulting from capital share transactions(3)	30,702,175		35,131,635

NET INCREASE IN NET ASSETS	26,689,673		43,785,206

NET ASSETS:
Beginning of period	43,785,206		—
End of period	$70,474,879		$43,785,206

(1)	Inception date of the Fund was July 23, 2020.
(2)
Distributions paid to shareholders for the six months ended June 30, 2021 are characterized as dividend income (a portion of which may be eligible to be treated as qualified dividend income) until after the end of the fiscal year when the Fund can determine its earnings and profits for the full fiscal year, which include gains and losses on the sale of securities for the remainder of the fiscal year. The final tax character may differ substantially from this preliminary information.

The accompanying notes are an integral part of these financial statements.

KAYNE ANDERSON RENEWABLE INFRASTRUCTURE FUND

Statements of Changes in Net Assets – Continued

(3)	A summary of capital share transactions is as follows:

SHARE TRANSACTIONS:
	Six Months Ended
	June 30, 2021		For the Period Ended
	(Unaudited)		December 31, 2020
	Shares	Amount	Shares	Amount
Class I
Issued	2,491,503	$30,710,719	684,327	$7,792,584
Issued in transfer-in-kind	—	—	2,732,814	27,328,138
Issued to holders in
reinvestment of dividends	18,546	221,948	3,400	39,654
Redeemed	(82,362)	(1,020,620)	(9,822)	(112,724)
Net increase in Class I	2,427,687	$29,912,047	3,410,719	$35,047,652
Retail Class
Issued	72,236	$900,248	7,077	$83,937
Issued to holders in
reinvestment of dividends	202	2,421	4	46
Redeemed	(9,121)	(112,541)	—	—
Net increase in Retail Class	63,317	$790,128	7,081	$83,983
Net increase in shares outstanding	2,491,004	$30,702,175	3,417,800	$35,131,635

The accompanying notes are an integral part of these financial statements.

KAYNE ANDERSON RENEWABLE INFRASTRUCTURE FUND

Financial Highlights

	Six Months Ended
	June 30, 2021	Period Ended
	(Unaudited)	December 31, 2020(1)
Class I

PER SHARE DATA(2):
Net asset value, beginning of period	$12.81	$10.00

INVESTMENT OPERATIONS:
Net investment income(3)	0.04	—
Net realized and unrealized gain on investments	(0.85)	2.85
Total from investment operations	(0.81)	2.85

LESS DISTRIBUTIONS FROM:
Net investment income	(0.07)	—
Net realized gains	—	(0.03)
Return of capital	—	(0.01)
Total distributions	(0.07)	(0.04)
Net asset value, end of period	$11.93	$12.81

TOTAL RETURN(4)	-6.32%	28.54%

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (in thousands)	$69,635	$43,694
Ratio of gross expenses to average net assets:
Before expense reimbursement(5)	1.66%	2.01%
After expense reimbursement(5)	1.30%	1.30%
Ratio of net investment income to average net assets(5)	0.66%	(0.08)%
Portfolio turnover rate(4)(6)	33%	11%

(1)	Inception date of Class I shares was July 23, 2020.
(2)	For a Class I share outstanding for the period.
(3)	Calculated based on average shares outstanding during the period.
(4)	Not annualized for periods less than one year.
(5)	Annualized for periods less than one year.
(6)
The portfolio turnover disclosed is for the Fund as a whole. The numerator for the portfolio turnover rate includes the lesser of purchases or sales (excluding short-term investments). The denominator includes the average fair value of long positions throughout the period.

The accompanying notes are an integral part of these financial statements.

KAYNE ANDERSON RENEWABLE INFRASTRUCTURE FUND

Financial Highlights

	Six Months Ended
	June 30, 2021	Period Ended
	(Unaudited)	December 31, 2020(1)
Retail Class

PER SHARE DATA(2):
Net asset value, beginning of period	$12.82	$11.72

INVESTMENT OPERATIONS:
Net investment income(3)	0.03	—
Net realized and unrealized gain on investments	(0.87)	1.12
Total from investment operations	(0.84)	1.12

LESS DISTRIBUTIONS FROM:
Net investment income	(0.06)	—
Net realized gains	—	(0.01)
Return of capital	—	(0.01)
Total distributions	(0.06)	(0.02)
Net asset value, end of period	$11.92	$12.82

TOTAL RETURN(4)	-6.44%	9.54%

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (in thousands)	$839	$91
Ratio of gross expenses to average net assets:
Before expense reimbursement(5)	1.94%	2.02%
After expense reimbursement(5)	1.55%	1.55%
Ratio of net investment income to average net assets(5)	0.49%	(0.41)%
Portfolio turnover rate(4)(6)	33%	11%

(1)	Inception date of the Retail Class was November 30, 2020.
(2)	For a Class I share outstanding for the period.
(3)	Calculated based on average shares outstanding during the period.
(4)	Not annualized for periods less than one year.
(5)	Annualized for periods less than one year.
(6)
The portfolio turnover disclosed is for the Fund as a whole. The numerator for the portfolio turnover rate includes the lesser of purchases or sales (excluding short-term investments). The denominator includes the average fair value of long positions throughout the period.

The accompanying notes are an integral part of these financial statements.

KAYNE ANDERSON RENEWABLE INFRASTRUCTURE FUND

Notes to the Financial Statements (Unaudited)
June 30, 2021

1.  ORGANIZATION

Series Portfolios Trust (the “Trust”) was organized as a Delaware statutory trust under a Declaration of Trust dated July 27, 2015. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Kayne Anderson Renewable Infrastructure (the “Fund”) is a non-diversified series with its own investment objectives and policies within the Trust. The Fund’s investment adviser, Kayne Anderson Capital Advisors, L.P. (the “Adviser”), is responsible for investment advisory services, day-to-day management of the Fund’s assets, as well as compliance, sales, marketing and operation services to the Fund. The primary investment objective of the Fund is to provide total return through a combination of current income and capital appreciation.

The Fund commenced operations on July 23, 2020. Organizational costs consist of costs incurred to establish the Fund and enable it to legally do business. These expenses were borne by the Adviser and are not subject to reimbursement by the Fund. The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (the “Codification”) Topic 946 Financial Services – Investment Companies. The Fund does not hold itself out as related to any other series of the Trust for purposes of investment and investor services, nor does it share the same investment adviser with any other series of the Trust.

The Fund offers two share classes, Class I and Retail Class shares. The Retail Class commenced operations on November 30, 2020.  Neither class of shares have any front end sales loads or deferred sales charges. Retail Class shares are subject to a distribution fee and shareholder servicing fee of up to 0.25% of average daily net assets. Class I shares are not subject to a distribution fee.

The Fund may issue an unlimited number of shares of beneficial interest, with no par value. All shares of the Fund have equal rights and privileges except with respect to distribution fees and voting rights on matters affecting a single share class.

2.  SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles in the United States of America (“GAAP”).

A.  Investment Valuation – The following is a summary of the Fund’s pricing procedures. It is intended to be a general discussion and may not necessarily reflect all the pricing procedures followed by the Fund. Equity securities, including common stocks, preferred stocks, and real estate investment trusts (“REITS”) that are traded on a national securities exchange, except those listed on the Nasdaq Global Market®, Nasdaq Global Select Market® and the Nasdaq Capital Market® exchanges (collectively “Nasdaq”), are valued at the last reported sale price on that exchange on which the security is principally traded. Securities traded on Nasdaq will be valued at the Nasdaq Official Closing Price (“NOCP”). If, on a particular day, an exchange traded or Nasdaq security does not trade, then the mean between the most recent quoted bid and asked prices will be used. All equity securities that are not traded on a listed exchange are valued at the last sale price in the over-the-counter (“OTC”) market. If a non-exchanged traded equity security does not trade on a particular day, then the mean between the last quoted closing bid and asked price will be used. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy.

KAYNE ANDERSON RENEWABLE INFRASTRUCTURE FUND

Notes to the Financial Statements (Unaudited) – Continued
June 30, 2021

Fixed income securities, including short-term debt instruments having a maturity less than 60 days, are valued at the evaluated mean price supplied by an approved independent third-party pricing service (“Pricing Service”). These securities are categorized in Level 2 of the fair value hierarchy. In the case of foreign securities, the occurrence of events after the close of foreign markets, but prior to the time the Fund’s NAV is calculated will result in an adjustment to the trading prices of foreign securities when foreign markets open on the following business day. The Fund will value foreign securities at fair value, taking into account such events in calculating the NAV. In such cases, use of fair valuation can reduce an investor’s ability to seek profit by estimating the Fund’s NAV in advance of the time the NAV is calculated. These securities are categorized in Level 2 of the fair value hierarchy.

Exchange traded funds and closed-end funds are valued at the last reported sale price on the exchange on which the security is principally traded. If, on a particular day, an exchange-traded fund does not trade, then the mean between the most recent quoted bid and asked prices will be used. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy.

Investments in registered open-end investment companies (including money market funds), other than exchange-traded funds, are typically valued at their reported NAV per share. To the extent these securities are valued at their NAV per share, they are categorized in Level 1 of the fair value hierarchy.

Forward currency contracts maturing in two or fewer days are valued at the spot rate. Forward currency contracts maturing in three days or more are valued at the midpoint prices calculated by U.S. Bancorp Fund Services, LLC, doing business as U.S. Bank Global Fund Services (“Fund Services” or the “Administrator”) using an “interpolation” methodology that incorporates foreign-exchange prices obtained from an approved pricing service for standard forward-settlement periods, such as one month, three months, six months and one year. These securities are categorized in Level 2 of the fair value hierarchy.

Exchange traded options and Flexible Exchange® options (“FLEX options”) are valued at the composite mean price, which calculates the mean of the highest bid price and lowest ask price across the exchanges where the option is principally traded. If the composite mean price is not available, the last sale or settlement price may be used. For non-exchange traded options, models such as Black-Scholes can be used to value the options. On the last trading day prior to expiration, expiring options may be priced at intrinsic value. These securities are categorized in Level 2 of the fair value hierarchy.

Futures contracts are valued at the settlement price on the exchange on which they are principally traded. The settlement price is the average of the prices at which a futures contract trades immediately before the close of trading for the day. Equity swap contract prices are determined by using the same methods used to price the underlying security. These securities are categorized in Level 1 or Level 2 of the fair value hierarchy.

Securities for which market quotations are not readily available, or if the closing price does not represent fair value, are valued following procedures approved by the Board of Trustees (the “Board”). These procedures consider many factors, including the type of security, size of holding, trading volume and news events. There can be no assurance that the Fund could obtain the fair value assigned to a security if they were to sell the security at approximately the time at which the Fund determines their net asset values per share. The Board has established a Valuation Committee to administer, implement, and oversee the fair valuation process, and to make fair value decisions when necessary. The Board regularly reviews reports that describe any fair value determinations and methods.

The Fund has adopted authoritative fair value accounting standards which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the

KAYNE ANDERSON RENEWABLE INFRASTRUCTURE FUND

Notes to the Financial Statements (Unaudited) – Continued
June 30, 2021

various inputs and valuation techniques used to develop the measurements of fair value, a discussion in changes in valuation techniques and related inputs during the period and expanded disclosure of valuation levels for major security types.  These inputs are summarized in the three broad levels listed below:

Level 1 –	Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.
Level 2 –
Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 –
Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

The following table is a summary of the inputs used to value the Fund’s securities by level within the fair value hierarchy as of June 30, 2021:

Assets	Level 1	Level 2		Level 3	Total
Investments at Fair Value
Common Stocks(1)	$37,117,027	$25,998,126	(2)	$—	$63,115,153
Convertible Preferred Stocks	2,696,291	—		—	2,696,291
Short-Term Investments	5,278,193	—		—	5,278,193
	$45,091,511	$25,998,126		$—	$71,089,637
Liabilities
Other Instruments
Forward Currency Contracts	$—	$102,555		$—	$102,555
	$—	$102,555		$—	$102,555

(1)	Please refer to the Schedule of Investments to view common stocks and convertible preferred stocks segregated by industry type.
(2)	Represents the value of the Fund’s foreign securities that were priced by an independent pricing service (See Note 2. Significant Accounting Policies for the valuation of foreign securities).

During the period ended June 30, 2021, the Fund did not hold any Level 3 securities, nor were there any transfers into or out of Level 3.

B.  Forward Currency Contracts – The Fund is subject to foreign currency rate risk in the normal course of pursuing its investment objectives. The Fund utilizes forward contracts for foreign currency hedging purposes, volatility management purposes or otherwise to gain, or reduce, long or short exposure to one or more asset classes or issuers. The Fund holds forward currency exchange contracts obligating the Fund to deliver and receive a currency at a specified future date. Forward contracts are valued daily, and unrealized appreciation or depreciation is recorded daily as the difference between the contract exchange rate and the closing forward rate applied to the face amount of the contract. Refer to Note 2 A. for a pricing description. A realized gain or loss is

KAYNE ANDERSON RENEWABLE INFRASTRUCTURE FUND

Notes to the Financial Statements (Unaudited) – Continued
June 30, 2021

recorded at the time the forward contract expires. Credit risk may arise as a result of the failure of the counterparty to comply with the terms of the contract. Refer to Note 2 I. for further counterparty risk disclosure.

The use of forward currency exchange contracts does not eliminate fluctuations in the underlying prices of the Fund’s investment securities. The use of forward currency exchange contracts involves the risk that anticipated currency movements will not be accurately predicted. A forward currency exchange contract would limit the risk of loss due to a decline in the value of a particular currency; however, it would also limit any potential gain that might result should the value of the currency increase instead of decrease. These contracts may involve market risk in excess of the net amount receivable or payable reflected on the Statement of Assets and Liabilities. Refer to Note 2 K. for further derivative disclosures.

C.  Foreign Securities and Currency Translation – Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not isolate the portion of the results of operations from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal year-end, resulting from changes in exchange rates.

Investments in foreign securities entail certain risks. There may be a possibility of nationalization or expropriation of assets, confiscatory taxation, political or financial instability, and diplomatic developments that could affect the value of the Fund’s investments in certain foreign countries. Since foreign securities normally are denominated and traded in foreign currencies, the value of the Fund’s assets may be affected favorably or unfavorably by currency exchange rates, currency exchange control regulations, foreign withholding taxes, and restrictions or prohibitions on the repatriation of foreign currencies. There may be less information publicly available about a foreign issuer than about a U.S. issuer, and foreign issuers are not generally subject to accounting, auditing, and financial reporting standards and practices comparable to those in the United States. The securities of some foreign issuers are less liquid and at times more volatile than securities of comparable U.S. issuers.

D.  Cash and Cash Equivalents – The Fund considers highly liquid short-term fixed income investments purchased with an original maturity of less than three months to be cash equivalents. Cash equivalents are included in short-term investments on the Schedule of Investments as well as in investments on the Statement of Assets and Liabilities.

E.  Guarantees and Indemnifications – In the normal course of business, the Fund enters into contracts with service providers that contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred.

F.  Security Transactions, Income and Expenses – The Fund follows industry practice and records security transactions on the trade date. Realized gains and losses on sales of securities are calculated on the basis of identified cost. Dividend income and expense is recorded on the ex-dividend date and interest income and expense is recorded on an accrual basis. Certain dividends received from the Funds’ investments are comprised of ordinary income and return of capital. At the time such dividends are received, the Fund allocates dividends between investment income and return of capital based on estimates. Such estimates are based on information provided by each portfolio company and other industry sources. These estimates may subsequently be revised based on actual

KAYNE ANDERSON RENEWABLE INFRASTRUCTURE FUND

Notes to the Financial Statements (Unaudited) – Continued
June 30, 2021

allocations received from the portfolio companies after final tax reporting information is received. The return of capital portion of the dividends is a reduction to investment income that results in an equivalent reduction in the cost basis of the associated investments. During the period ended June 30, 2021, the Fund received $178,460 dividends allocated to return of capital.  Withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and regulations. Discounts and premiums on securities purchased are amortized over the expected life of the respective securities. Interest income is accounted for on the accrual basis and includes amortization of premiums and accretion of discounts on the effective interest method.

G.  Allocation of Income, Expenses and Gains/Losses – Income, expenses (other than those deemed attributable to a specific share class), and gains and losses of the Fund are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of the net assets of the Fund. Expenses deemed directly attributable to a class of shares are recorded by the specific class. Most Fund expenses are allocated by class based on relative net assets. 12b-1 fees are expensed at 0.25% of average daily net assets of Retail Class shares (See Note 5). Trust Expenses associated with a specific fund in the Trust are charged to that fund. Common Trust expenses are typically allocated evenly between the funds of the Trust, or by other equitable means.

H.  Share Valuation – The NAV per share of the Fund is calculated by dividing the sum of the value of the securities held by the Fund, plus cash and other assets, minus all liabilities (including estimated accrued expenses) by the total number of shares outstanding for the Fund, rounded to the nearest cent. The Fund’s shares will not be priced on days which the New York Stock Exchange (“NYSE”) is closed for trading.

I.  Counterparty Risk – The Fund helps manage counterparty credit risk by entering into agreements only with counterparties the Adviser believes have the financial resources to honor its obligations. The Adviser considers the credit worthiness of each counterparty to a contract in evaluating potential credit risk. The counterparty risk for forward currency exchange contracts to the Fund includes the amount of any net unrealized appreciation on the contract. The counterparty risk for equity swaps contracts to the Fund includes the risk of loss of the full amount of any net unrealized appreciation on the contract, along with dividends receivable on long equity contracts and interest receivable on short equity contracts. Written and purchased options and futures contracts sold on an exchange do not expose the Fund to counterparty risk; the exchange’s clearinghouse guarantees the options and futures against counterparty nonperformance. Over-the-counter options counterparty risk includes the risk of loss of the full amount of any net unrealized appreciation.

J.  Use of Estimates – The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period.  Actual results could differ from those estimates.

K.  Derivatives – The Fund may utilize derivative instruments such as options, forward currency exchange contracts and other instruments with similar characteristics to the extent that they are consistent with the Fund’s respective investment objectives and limitations. The use of these instruments may involve additional investment risks, including the possibility of illiquid markets or imperfect correlation between the value of the instruments and the underlying securities. Derivatives also may create leverage which will amplify the effect of their performance on the Fund and may produce significant losses.

L.  Statement of Cash Flows – Pursuant to the Cash Flows Topic of the Codification, the Fund qualifies for an exemption from the requirement to provide a statement of cash flows and has elected not to provide a statement of cash flows.

KAYNE ANDERSON RENEWABLE INFRASTRUCTURE FUND

Notes to the Financial Statements (Unaudited) – Continued
June 30, 2021

The Fund has adopted authoritative standards regarding disclosure about derivatives and hedging activities and how they affect the Fund’s Statement of Assets and Liabilities and Statement of Operations. For the period ended June 30, 2021, the Fund’s average derivative volume is described below:

	Monthly Average	Monthly Average
	Quantity	Notional Value
Long Forward Contracts	103,982,551	33,466,884
Short Forward Contracts	174,772,024	33,317,086

Statement of Assets and Liabilities

The effect of derivative instruments as of June 30, 2021

		Fair Value
	Statement of Assets and
	Liabilities Location	Assets	Liabilities
Forward Currency Contracts
Foreign Exchange	Receivable for forward currency contracts, net	$102,555	$—
Total		$102,555	$—

Statement of Operations

The effect of derivative instruments on the Statements of Operations for the period ended June 30, 2021:

	Net Realized Gain on Derivatives
	Forward Currency
Derivatives	Contracts	Total
Forward Currency Contracts	$279,806	$279,806
Total	$279,806	$279,806

	Net Change in Unrealized
	Appreciation/Depreciation on Derivatives
	Forward Currency
Derivatives	Contracts	Total
Forward Currency Contracts	$146,500	$146,500
Total	$146,500	$146,500

3.  RELATED PARTY TRANSACTIONS

The Trust has an agreement with the Adviser to furnish investment advisory services to the Fund. Pursuant to an Investment Advisory Agreement between the Trust and the Adviser, the Adviser is entitled to receive, on a monthly basis, an annual advisory fee equal to 1.00% of the Fund’s average daily net assets.

The Fund’s Adviser has contractually agreed in an Operating Expenses Limitation Agreement to reduce its management fees and/or absorb expenses of the Fund to ensure that total annual operating expenses after fee waiver and/or expense reimbursement (excluding 12b-1 fees – Retail Class (see Note 5), shareholder servicing fees, redemption fees, taxes, leverage interest, brokerage fees (including commissions, mark-ups and

KAYNE ANDERSON RENEWABLE INFRASTRUCTURE FUND

Notes to the Financial Statements (Unaudited) – Continued
June 30, 2021

mark-downs), any acquired fund fees and expenses, annual account fees for margin accounts, expenses incurred in connection with any merger or reorganization and extraordinary expenses such as litigation) do not exceed 1.30% of the Fund’s average daily net assets. The Adviser may request recoupment of previously waived fees and reimbursed Fund expenses from the Fund for three years from the date they were waived or reimbursed, provided that, after payment of the recoupment, the Total Annual Fund Operating Expenses do not exceed the lesser of the Expense Cap: (i) in effect at the time of the waiver or reimbursement; or (ii) in effect at the time of recoupment. The Operating Expenses Limitation Agreement is intended to be continual in nature and cannot be terminated within two years after the effective date of the Fund’s prospectus and subject thereafter to termination at any time upon 60 days written notice and approval by the Board or the Advisor, with consent of the Board.  Waived fees and reimbursed expenses subject to potential recovery during the fiscal year of expiration are as follows:

Expiration	Amount
July 2023 to December 2023	$100,140
January 2024 to June 2024	101,398

Fund Services acts as the Fund’s Administrator, transfer agent, and fund accountant. U.S. Bank N.A. (the “Custodian”) serves as the custodian to the Fund. The Custodian is an affiliate of the Administrator. The Administrator performs various administrative and accounting services for the Fund. The Administrator prepares various federal and state regulatory filings, reports and returns for the Fund; prepares reports and materials to be supplied to the Trustees; monitors the activities of the Fund’s custodian; coordinates the payment of the Fund’s expenses and reviews the Fund’s expense accruals. The officers of the Trust, including the Chief Compliance Officer, are employees of the Administrator. A trustee of the Trust is an officer of the Administrator. As compensation for its services, the Administrator is entitled to a monthly fee at an annual rate based upon the average daily net assets of the Fund, subject to annual minimums. Fees paid by the Fund for administration and accounting, transfer agency, custody and compliance services for the period ended June 30, 2021, are disclosed in the Statement of Operations.

Quasar Distributors, LLC is the Fund’s distributor (the “Distributor”). The Distributor is not affiliated with the Adviser, Fund Services, or its affiliated companies.

4.  TAX FOOTNOTE

Federal Income Taxes – The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended, necessary to qualify as a regulated investment company and distributes substantially all net taxable investment income and net realized gains to shareholders in a manner which results in no tax cost to the Fund. Therefore, no federal income or excise tax provision is required. As of and during the period ended June 30, 2021, the Fund did not have any tax positions that did not meet the “more-likely-than-not” threshold of being sustained by the applicable tax authority and did not have liabilities for any unrecognized tax benefits. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits on uncertain tax positions as income tax expense in the Statement of Operations. The Fund is subject to examination by taxing authorities for the tax periods since the commencement of operations.

KAYNE ANDERSON RENEWABLE INFRASTRUCTURE FUND

Notes to the Financial Statements (Unaudited) – Continued
June 30, 2021

As of December 31, 2020, the components of distributable earnings on a tax basis were as follows:

Tax cost of investments*	$28,446,478
Gross unrealized appreciation	$15,673,894
Gross unrealized depreciation	(376,742)
Net unrealized appreciation	15,297,152
Undistributed ordinary income	—
Undistributed long-term capital gain	—
Other accumulated loss	(595,579)
Total accumulated deficit	$14,701,573

*
Represents cost for federal income tax purposes and differs from the cost for financial reporting purposes due to wash sales, passive foreign investment companies, forward currency contracts, and in-kind distributions.

As of December 31, 2020, the Fund did not have any capital loss carryovers. A regulated investment company may elect for any taxable year to treat any portion of any qualified late year loss as arising on the first day of the next taxable year. Qualified late year losses are certain ordinary losses which occur during the portion of the Fund’s taxable period subsequent to December 31.

Distributions to Shareholders – The Fund distributes substantially all net investment income, if any, and net realized capital gains, if any, annually. Distributions to shareholders are recorded on the ex-dividend date. The treatment for financial reporting purposes of distributions made to shareholders during the year from net investment income or net realized capital gains may differ from their treatment for federal income tax purposes. These differences are caused primarily by differences in the timing of the recognition of certain components of income, expense or realized capital gain for federal income tax purposes. Where such differences are permanent in nature, GAAP requires that they be reclassified in the components of the net assets based on their ultimate characterization for federal income tax purposes. Any such reclassifications will have no effect on net assets, results of operations or net asset values per share of the Fund. For the year ended December 31, 2020 the following table shows the reclassifications made:

Distributable
Earnings	Paid-In Capital
$6,026,750	$(6,026,750)

The tax character of distributions paid for the period ended June 30,2021 and the year ended December 31, 2020 is as follows:

	Ordinary Income(1)	Long-Term Capital Gain	Return of Capital	Total
2021(2)	$374,638	$ —	$ —	$374,638
2020	—	102,591	21,252	123,843

(1)	For federal income tax purposes, distributions of short-term capital gains are treated as ordinary income distributions.
(2)
Characterized as ordinary income (a portion of which may be eligible to be treated as qualified dividend income) until after the end of the fiscal year when the Fund can determine its earnings and profits for the full fiscal year, which include gains and losses on the sale of securities for the remainder of the fiscal year. The final tax character may differ substantially from this preliminary information.

KAYNE ANDERSON RENEWABLE INFRASTRUCTURE FUND

Notes to the Financial Statements (Unaudited) – Continued
June 30, 2021

5.  DISTRIBUTION & SHAREHOLDER SERVICING FEES

The Fund has adopted a Distribution and Shareholder Servicing Plan pursuant to Rule 12b-1 (the “Plan”) for the Retail Class. The Plan permits the Fund to pay for distribution and related expenses at an annual rate of 0.25% average daily net assets of the Retail Class. Amounts paid under the Plan are paid to the Distributor to compensate it for costs of the services it provides to the Retail Class shares of the Fund and the expenses it bears in the distribution of the Fund’s Retail Class shares, including overhead and telephone expenses; printing and distribution of prospectuses and reports used in connection with the offering of the Fund’s Investor class shares to prospective investors; and preparation, printing, payments to intermediaries and distribution of sales literature and advertising materials.

Under the Plan, the Trustees will be furnished quarterly with information detailing the amount of expenses paid under the Plan and the purposes for which payments were made. The Plan may be terminated at any time by vote of a majority of the Trustees of the Trust who are not interested persons. Continuation of the Plan is considered by such Trustees no less frequently than annually. With the exception of the Distributor and the Adviser, in their capacities as the Fund’s principal underwriter and distribution coordinator, respectively, no interested person has or had a direct or indirect financial interest in the Plan or any related agreement. For the period ended June 30, 2021, the Retail Class incurred expenses of $498 pursuant to the Plan.

Distribution and fees are not subject to the Operating Expenses Limitation Agreement to reduce management fees and/or absorb Fund expenses by the Adviser. Distribution fees will increase the expenses beyond the Operating Expenses Limitation Agreement rate of 1.30% for the Retail Class, respectively.

6.  INVESTMENT TRANSACTIONS

The aggregate purchases and sales, excluding short-term investments, by the Fund for the period ended June 30, 2021, were as follows:

	Purchases	Sales
U.S. Government	$ —	$ —
Other	47,663,603	16,984,366

KAYNE ANDERSON RENEWABLE INFRASTRUCTURE FUND

Notes to the Financial Statements (Unaudited) – Continued
June 30, 2021

7.  OFFSETTING ASSETS AND LIABILITIES

During the course of business, the Fund may enter into transactions subject to enforceable netting agreements or other similar arrangements (“netting agreements”). Generally, the right to offset in netting agreements allows the Fund to offset any exposure to a specific counterparty with any collateral received or delivered to that counterparty based on the terms of the agreement. As of June 30, 2021, the Fund did not enter into any netting agreements which would require any portfolio securities to be netted.

		Gross	Net Amounts	Gross Amounts not
	Gross	Amounts	Presented	offset in the Statement
	Amounts of	Offset in the	in the	of Assets and Liabilities
	Recognized	Statement of	Statement		Collateral
	Assets/	Assets and	of Assets	Financial	Received/	Net
	Liabilities	Liabilities	and Liabilities	Instruments	Pledged*	Amount
Assets:
Description
Forward Currency
Contracts	$104,753	$2,198	$102,555	$—	$—	$102,555
	$104,753	$2,198	$102,555	$—	$—	$102,555
Liabilities:
Description
Forward Currency
Contracts	$2,198	$2,198	$—	$—	$—	$—
	$2,198	$2,198	$—	$—	$—	$—

* In some instances, the actual collateral pledged/received may be more than amount shown.

8.  BENEFICIAL OWNERSHIP

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates a presumption of control of the fund, under Section 2(a)(9) of the Investment Company Act of 1940. As of June 30, 2021, Charles Schwab and National Financial Services, for the benefit of their customers, each owned more than 25% of the outstanding shares of the fund.

9.  COVID-19

The global outbreak of COVID-19 (commonly referred to as “coronavirus”) has disrupted economic markets and the prolonged economic impact is uncertain. The ultimate economic fallout from the pandemic, and the long-term impact on economies, markets, industries and individual issuers, are not known. The operational and financial performance of the issuers of securities in which the Fund invests depends on future developments, including the duration and spread of the outbreak, and such uncertainty may in turn adversely affect the value and liquidity of the Fund’s investments, impair the Fund’s ability to satisfy redemption requests, and negatively impact the Fund’s performance.

KAYNE ANDERSON RENEWABLE INFRASTRUCTURE FUND

Notes to the Financial Statements (Unaudited) – Continued
June 30, 2021

10.  SUBSEQUENT EVENTS

On July 7, 2021, Foreside Financial Group, LLC (“Foreside”), the parent company of Quasar Distributors, LLC (“Quasar”), the Fund’s distributor, announced that it had entered into a definitive purchase and sale agreement with Genstar Capital (“Genstar”) such that Genstar would acquire a majority stake in Foreside. The transaction is expected to close at the end of the third quarter of 2021. On July 22, 2021, the Board approved a new Distribution Agreement to enable Quasar to continue serving as the Fund’s Distributor.

Effective August 1, 2021, the Adviser has contractually agreed to lower its Advisory fee from 1.00% to 0.85% of the Fund’s average daily net assets. Also effective August 1, 2021, to reduce the Fund’s Total Annual Fund Operating Expenses, the Adviser has contractually agreed to reduce the Fund’s operating expense limit by 0.30% so that Total Annual Fund Operating Expenses (excluding Rule 12b-1 fees, shareholder servicing fees, acquired fund fees and expenses, front-end or contingent deferred loads, dividends and interest on short positions, taxes, leverage interest, brokerage fees (including commissions, mark-ups and mark-downs), other transactional expenses, annual account fees for margin accounts, expenses incurred in connection with any merger or reorganization, or extraordinary expenses such as litigation) do not exceed 1.00% of the Fund’s average daily net assets through at least August 1, 2022.

Management has evaluated events and transactions for potential recognition or disclosure through the date the Financial statements were issued and has determined that no additional items require recognition or disclosure.

KAYNE ANDERSON RENEWABLE INFRASTRUCTURE FUND

Additional Information (Unaudited)
June 30, 2021

AVAILABILITY OF FUND PORTFOLIO INFORMATION

The Fund files complete schedules of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Part F of Form N-PORT, which is available on the SEC’s website at www.sec.gov. The Fund’s Part F of Form N-PORT may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. For information on the Public Reference Room call 1-800-SEC-0330. In addition, the Fund’s Part F of Form N-PORT is available without charge upon request by calling 1-866-530-2690.

AVAILABILITY OF PROXY VOTING INFORMATION

A description of the Fund’s Proxy Voting Policies and Procedures is available without charge, upon request, by calling 1-866-530-2690. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent period ended June 30, is available (1) without charge, upon request, by calling 1-866-530-2690, or (2) on the SEC’s website at www.sec.gov.

KAYNE ANDERSON RENEWABLE INFRASTRUCTURE FUND

Privacy Notice (Unaudited)

The Fund collects non-public information about you from the following sources:

•	Information we receive about you on applications or other forms;
•	Information you give us orally; and/or
•	Information about your transactions with us or others

We do not disclose any non-public personal information about our customers or former customers without the customer’s authorization, except as permitted by law. We may share information with affiliated and unaffiliated third parties with whom we have contracts for servicing the Fund. We will provide unaffiliated third parties with only the information necessary to carry out their assigned responsibilities. We maintain physical, electronic and procedural safeguards to guard your personal information and require third parties to treat your personal information with the same high degree of confidentiality.

In the event that you hold shares of the Fund through a financial intermediary, including, but not limited to, a broker-dealer, bank, or trust company, the privacy policy of your financial intermediary would govern how your non-public personal information would be shared with unaffiliated third parties.

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INVESTMENT ADVISER
Kayne Anderson Capital Advisors, L.P.
811 Main Street, 14th Floor
Houston, TX 77002

DISTRIBUTOR
Quasar Distributors, LLC
111 East Kilbourn Avenue, Suite 2200
Milwaukee, WI 53202

CUSTODIAN
U.S. Bank N.A.
1555 North Rivercenter Drive, Suite 302
Milwaukee, WI 53212

ADMINISTRATOR, FUND ACCOUNTANT
AND TRANSFER AGENT
U.S. Bancorp Fund Services, LLC
615 East Michigan Street
Milwaukee, WI 53202

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Cohen & Company, Ltd.
342 North Water Street, Suite 830
Milwaukee, WI 53202

LEGAL COUNSEL
Goodwin Procter LLP
1900 N Street, NW
Washington, DC 20036

(b)	Not applicable.

Item 2. Code of Ethics.

Not applicable for semi-annual reports.

Item 3. Audit Committee Financial Expert.

Not applicable for semi-annual reports.

Item 4. Principal Accountant Fees and Services.

Not applicable for semi-annual reports.

Item 5. Audit Committee of Listed Registrants.

Not applicable for semi-annual reports.

Item 6. Schedule of Investments.

(a)	Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.
(b)	Not applicable

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed‑End Management Investment Company and Affiliated Purchases.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11. Controls and Procedures.

(a)
The Registrant’s President and Treasurer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d‑15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no significant changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable to open-end investment companies.

Item 13. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit.  Not applicable for semi-annual reports.

(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c‑1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(4) Change in the registrant’s independent public accountant.  There was no change in the registrant’s independent public accountant for the period covered by this report.

(b)	Certification pursuant to Section 906 of the Sarbanes‑Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)  Series Portfolios Trust

By (Signature and Title)                      /s/ Ryan Roell
Ryan Roell, President

Date    September 2, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)                      /s/ Ryan Roell
Ryan Roell, President

Date    September 2, 2021

By (Signature and Title)                      /s/ Cullen Small
Cullen Small, Treasurer

Date    September 2, 2021